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                                                                    Exhibit 10.6

                                  AMENDMENT TO
                              BJ SERVICES COMPANY
                       1990 EMPLOYEE STOCK PURCHASE PLAN


         WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted the BJ SERVICES COMPANY 1990 EMPLOYEE STOCK PURCHASE PLAN (the "Plan"); and

         WHEREAS, pursuant to certain amendments to the rules promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Amended Rules"), the Company desires to amend the Plan to ensure compliance with the Amended Rules;

         NOW, THEREFORE, the Plan shall be amended as follows, effective December 12, 1996:

         1.      The second paragraph of Section 2 shall be deleted.

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.